EXECUTION VERSION

SEVENTH AMENDMENT TO LOAN AND SERVICING AGREEMENT (this
“Amendment”), dated as of January 22, 2025 (the “Amendment Date”), among Meadowbrook Run LLC, a Delaware limited liability company, as the borrower (the “Borrower”), FS KKR Capital Corp., a Maryland corporation, as the servicer (the “Servicer”), Morgan Stanley Bank, N.A., as the lender (the “Lender”), and Morgan Stanley Senior Funding, Inc., as administrative agent (in such capacity, together with its successors and permitted assigns in such capacity, the “Administrative Agent”).
WHEREAS, the Borrower, the Servicer, the Lender and the Administrative Agent are party to that certain Loan and Servicing Agreement, dated as of November 22, 2019 (as the same may be amended, modified or supplemented prior to the Amendment Date in accordance with the terms thereof, the “Loan and Servicing Agreement”), by and among the Borrower, the Servicer, FS KKR Capital Corp., as the equityholder, the Lender, each of the other lenders from time to time party thereto, the Administrative Agent and Wells Fargo Bank, National Association, as the collateral agent, the account bank and the collateral custodian, providing, among other things, for the making and the administration of the Advances by the Lender to the Borrower; and
WHEREAS, the Borrower, the Servicer, the Lender and the Administrative Agent desire to amend certain provisions of the Loan and Servicing Agreement, in accordance with Section 12.01 thereof and subject to the terms and conditions set forth herein.
NOW THEREFORE, in consideration of the foregoing premises and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:
ARTICLE I
Definitions
SECTION 1.1. Defined Terms. Terms used but not defined herein have the respective meanings given to such terms in the Loan and Servicing Agreement.
ARTICLE II
Amendments to Loan and Servicing Agreement
SECTION 2.1. As of the Amendment Date, the definition of “Revolving Period End Date” set forth in Section 1.01 of the Loan and Servicing Agreement is hereby amended and restated in its entirety as follows:

““Revolving Period End Date” means February 22, 2025.”

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ARTICLE III
Representations and Warranties
SECTION 3.1. The Borrower and the Servicer hereby represent and warrant to the Administrative Agent and the Lender that, as of the Amendment Date, (i) no Unmatured Event of Default, Event of Default or Servicer Default has occurred and is continuing and (ii) the representations and warranties of the Borrower and the Servicer contained in the Loan and Servicing Agreement are true and correct in all material respects on and as of such day.
ARTICLE IV

Conditions Precedent to Closing
SECTION 4.1. This Amendment shall become effective as of the date first written above upon its execution and delivery by each party hereto.
ARTICLE V
Miscellaneous
SECTION 5.1. Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).
SECTION 5.2. Severability Clause. In case any provision in this Amendment shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.
SECTION 5.3. Ratification. Except as expressly amended hereby, the Loan and Servicing Agreement is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Amendment shall form a part of the Loan and Servicing Agreement for all purposes.
SECTION 5.4. Counterparts. The parties hereto may sign one or more copies of this Amendment in counterparts, all of which together shall constitute one and the same agreement. Delivery of an executed signature page of this Amendment by facsimile or email transmission shall be effective as delivery of a manually executed counterpart hereof.
SECTION 5.5. Headings. The headings of the Articles and Sections in this Amendment are for convenience of reference only and shall not be deemed to alter or affect the meaning or interpretation of any provisions hereof.
[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the Amendment Date.
BORROWER: MEADOWBROOK RUN LLC
                            By: /s/William Goebel
Name: William Goebel
Title: Chief Accounting Officer

[Signature Page to Seventh Amendment to Loan and Servicing Agreement]

SERVICER:
FS KKR CAPITAL CORP.

                            By: /s/William Goebel
Name: William Goebel
Title: Chief Accounting Officer

[Signature Page to Seventh Amendment to Loan and Servicing Agreement]

ADMINISTRATIVE AGENT:
MORGAN STANLEY SENIOR FUNDING, INC.

By:    /s/Keenan McBride
Name: Keenan McBride
Title: Authorized Signatory

[Signature Page to Seventh Amendment to Loan and Servicing Agreement]

LENDER:
MORGAN STANLEY BANK, N.A.

By:    /s/David Wasserman
Name: David Wasserman
Title: Authorized Signatory

[Signature Page to Seventh Amendment to Loan and Servicing Agreement]